EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form 10-KSB of Northeast Indiana Bancorp, Inc., (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy J. Sizemore, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)    the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:           /s/ Randy J. Sizemore
           -----------------------------------------
Name:      Randy J. Sizemore
           Chief Financial Officer

March 26, 2003